Exhibit 10.8

AMENDED AND RESTATED DISTRIBUTION SERVICE AGREEMENT

This Amended and Restated Distribution Service Agreement is entered into effective as of August 1, 2008 (the “Restated Effective Date”) between The Pantry, Inc., a Delaware corporation (“The Pantry”) and McLane Company, Inc., a Texas corporation (“McLane”). The Pantry and McLane have entered into that certain Distribution Service Agreement dated as of October 10, 1999. The Pantry and McLane now desire to amend and fully restate that agreement in its entirety as set forth herein, effective as of the date first set forth above.

ARTICLE 1

SCOPE OF AGREEMENT

1.1       Exclusive Purchase and Supply. The Pantry Entities shall purchase from McLane, and McLane shall sell to The Pantry Entities and deliver to the Stores, all of the Stores’ requirements of products within the Contracted Categories during the term of this agreement. However, the preceding sentence will not prohibit or limit The Pantry from purchasing from sources other than McLane (i) any goods for which McLane is not an approved supplier, (ii) branded fast-food operations, (iii) traditional direct store delivery (DSD) products from DSD vendors, and (iv) all types of products being purchased from third parties other than full-line convenience wholesalers (it being understood that McLane may at any time propose for additional business by mutual agreement between the parties on terms competitive with such third parties’ prices and other terms). For purposes of this agreement:

(a)	“The Pantry Entities” means, collectively, The Pantry and all its Affiliates.

(b)       “Affiliate” means, with respect to any entity, any other entity directly or indirectly controlling, controlled by, or under common control with that entity. Without limiting the generality of the preceding sentence, an entity will be deemed to control another if it owns or has the power to vote, directly or indirectly, more than 50 percent of the voting rights of that other entity.

(c)       “Store” means any convenience food store owned, operated or managed by any The Pantry Entity.

(d)       “Contracted Categories” means all categories of food products offered by McLane as of the Restated Effective Date and customarily supplied by convenience food wholesalers, as well as all categories of non-food general merchandise products (including cigarettes and tobacco products) as of the Restated Effective Date offered by McLane and customarily supplied by convenience food wholesalers. Contracted Categories include, but are not limited to, each of the product categories set forth on Exhibits A and B to this agreement.

1.2       Franchisees, Licensees and Other Third Party Stores. During the term of this agreement, The Pantry shall recommend McLane as the preferred supplier to any franchisees or licensees of The Pantry. However, nothing in this Section 1.2 is to be construed as a covenant by or obligation of The Pantry to require or otherwise cause any franchisee or licensee to purchase from McLane.

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1.3       Other Business of McLane. Nothing in this agreement will prohibit McLane from supplying and delivering products or services to any other customer or person. Nothing in this agreement will require McLane to pass to The Pantry, as a reduction in product cost or otherwise, the benefit of any backhaul income it generates at its own expense using its own or another authorized carrier.

1.4       New Stores. If any The Pantry Entity builds, acquires or otherwise commences operating or managing any Store (including any chain of Stores) during the term of this agreement that is not subject to a then-existing service agreement, that Store will be, upon such commencement of its operation or management by an The Pantry Entity, included within the definition of Stores and subject to the terms and conditions of this agreement. If the Store or chain of Stores is subject to a then-existing service agreement, the Store will be subject to this agreement upon the expiration or termination of such other agreement. However, The Pantry may renegotiate with the incumbent supplier as that other service agreement expires, provided that The Pantry shall provide McLane the opportunity to match the terms offered by such incumbent supplier for such acquired Stores. All Stores added to this agreement pursuant to this Section 1.4 will receive service allowances in accordance with Article 3 unless otherwise agreed between The Pantry and McLane.

ARTICLE 2

PRODUCT MIX, ORDERING AND SUPPLY

2.1       Core Item Mix. The Pantry shall develop a product mix for the Stores using the then-currently existing items in each applicable McLane division’s inventory mix, including store use items, together with The Pantry’s proprietary and other specialty or exclusive items (such proprietary and specialty items, “Pantry Items”), which items McLane hereby agrees to carry, provided the manufacturers of all such items (i) enter into, and remain in substantial compliance with, McLane’s standard vendor agreement and any other standard terms imposed by McLane from time to time for the applicable category (including any distribution fees or minimum wholesale program terms), and (ii) satisfy, and remain in substantial compliance with, McLane’s credit requirements.

2.2       Slow-Moving Items. The Pantry shall review the Stores’ product mix at least quarterly and shall replace each slow-moving item with an item reflecting greater unit sales within each applicable McLane division. A slow-moving item is any item which, with respect to the applicable McLane division, does not meet a minimum of [***] per week, with a [***] comprising the [***] of [***] in the [***]. If the slow-moving item is a Pantry Item, or if any Pantry Item is discontinued for any reason, The Pantry shall purchase from McLane all of McLane’s on-hand inventory of that Pantry Item within [***] days after the end of the month in which that item should be replaced at a price equal to the cost McLane paid for those items [***] any mutually agreed [***] and [***]. Furthermore, upon expiration or termination of this agreement, The Pantry shall purchase from McLane all of McLane’s on-hand inventory of Pantry Items at a price determined in accordance with the preceding sentence.

2.3	Product Ordering and Delivery.

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(a)       Each Store shall order once per week from McLane, and McLane shall supply and deliver to that Store once per week. However, The Pantry may designate up to [***] of Stores to receive twice-weekly deliveries at no additional charge. The Pantry may request an additional number of Stores (but not to exceed [***] of all Stores) to receive twice-weekly deliveries, subject to payment of a delivery fee of [***] per week for each such Store above the [***] level and less than the [***] level.

(b)       All Stores shall accept each delivery by McLane, and shall be available for those deliveries on a 24-hours-a-day, 7-days-a-week flexibility schedule, except where the Store’s hours of business or applicable local government ordinances restrict such unlimited availability, in which case The Pantry shall grant McLane the most flexible delivery window reasonably possible under the circumstances. McLane may park its delivery vehicles other either side of a Store in a manner to permit the trailer ramp to touch down on the Store’s sidewalk. McLane shall not block the Store’s entry or gas pumps at any time, nor shall McLane conduct its deliveries in a manner that unreasonably hinders customer parking at the Stores.

(c)       All transactions hereunder will be provided under McLane’s Self-Service Program, to which The Pantry transitioned (from Full-Service) as of May 30, 2008.

2.4       Service Level Commitments. Each four-week McLane accounting period (“Period”) during the term of this agreement, McLane shall measure its performance according to both of the criteria set forth in Sections 2.4(a), (b) and (c) below (the “Service Levels”).

(a)       “Delivery Service Rate” means an amount, expressed as a percentage, calculated by dividing the total dollar value of all products delivered by McLane for the applicable Period by the total dollar value of all Products ordered by The Pantry for that Period. McLane shall maintain a Delivery Service Rate of at least [***] McLane shall include in this measurement any undelivered products resulting from manufacturer outs.

(b)       “Order Quality” means an amount, expressed as a percentage, calculated by dividing the total dollar value of all products invoiced by McLane for the applicable Period by the total dollar value of all Products ordered by The Pantry for that Period. McLane shall maintain a Delivery Service Rate of at least [***]. McLane shall include in this measurement any undelivered products resulting from manufacturer outs.

(c)        “On-Time Delivery Rate” means an amount, expressed as a percentage, calculated by dividing the number of deliveries made by McLane within the Accepted Delivery Window(s) by the total number of deliveries made by McLane. “Accepted Delivery Window” means the period of time commencing two hours before the applicable Appointment Time and ending two hours after the applicable Appointment Time, and “Appointment Time” means the time of day that McLane is scheduled to deliver product to the Store, as scheduled in advance by McLane. McLane shall maintain a total On-Time Delivery Rate of at least [***].

The parties shall conduct joint reviews every four weeks to analyze McLane’s Service Level performance. If McLane fails to meet one or more of the foregoing Service Levels set forth in subsections (a), (b) and (c) above in any period, The Pantry may notify McLane in writing setting forth the details of any such failure. If McLane fails to bring the required Service Level back into

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compliance during the immediately succeeding eight-week period, The Pantry may require all deliveries to be made in delivery windows of [***], as of McLane’s next reroute date. In no event shall McLane be penalized or otherwise accountable for any non-performance due to force majeure, manufacturer outs or other production failures, Store mis-orders, or The Pantry new-item forecasting errors.

2.5	Account Management. [***].

2.6       Item Maintenance and Store Traits. The Pantry shall perform store- and item- maintenance, using either the Licensed Technology (as defined below) or an alternative technology that is compatible with the McLane system and which has been approved by McLane, whose approval will not be unreasonably withheld. During the term of the Agreement, McLane shall make available to The Pantry at no charge from McLane the most current versions of the following software products (“Licensed Technology”): Quasar, M-Pulse and Document Direct software, or any other applications McLane may make available in the future.

2.7       Reclamation. Commencing September 1, 2008, The Pantry may return out-of-date non-tobacco merchandise purchased hereunder to McLane provided the Manufacturer participates in the McLane reclamation program and guarantees the return [***] to McLane. [***], with the [***], [***] and the [***]. As of the Restated Effective Date, such [***] imposed by the [***] and [***] under this Section 2.7 on [***]; McLane shall give The Pantry prior notice of any change in [***]. McLane shall assist The Pantry in training its Store managers, excluding Stores in Virginia, in the reclamation process and procedures.

2.8       Smart Handheld Devices. McLane shall make Smart Handheld units available to The Pantry under McLane’s Electronic Order System unit user agreements at a charge of [***] per Store per week for the [***]. The Pantry will be entitled to purchase an [***] license to use McLane’s premium-level software product for such devices, including the most current enhancements or replacements thereto, on an enterprise-wide (i.e., all Stores) basis for the duration of this agreement for an [***] license fee of $[***], [***] for the duration of this agreement ([***]).

ARTICLE 3

PRICING AND PAYMENT TERMS

3.1       Product Pricing. Unless a higher price is required by the Manufacturer under a written resale price maintenance policy (in which case that higher price will apply and McLane will provide The Pantry with as much prior written notice thereof as reasonably possible under the circumstances), the applicable price for Products will be determined in accordance with this Section 3.1.

(a)       Products Other than Cigarettes. The applicable price for any Product (as defined below) other than cigarettes, is the amount calculated in accordance with the following: (i) Cost (as defined below), plus (ii) the percentage markup for the applicable UIN department or category as set forth on the billing plan attached as Exhibit A, minus (iii) the amount of any promotional deals and allowances granted by a Manufacturer (as defined below) specifically to

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retailers for the time period provided by the Manufacturer, [***] by the Manufacturer and [***] by the Manufacturer. For purposes of this agreement:

(1)       “Cost” means List Price based on the buying bracket in which McLane normally buys that product for the McLane division or subsidiary servicing the applicable Store, plus (A) the gross amount of any Wholesale Taxes paid or payable by McLane, and (B) any applicable freight charges from the Manufacturer’s shipping point to the applicable McLane division or subsidiary (including unloading and sort-and-segregation charges).

(2)       “Product” means any product supplied under this agreement to any Store, whether or not such product is within the Contracted Categories.

(3)       “List Price” means, except as set forth in the following sentence, the higher of (A) the applicable Manufacturer’s then-current published or publicly-quoted delivered list price, or (B) if McLane purchases the Product from a source other than the Manufacturer, such seller’s then-current delivered list price, in either case at date of delivery of Products to that Store without regard to any cash discounts, volume discounts or rebates the Manufacturer or seller may provide to McLane.

(4)       “Manufacturer” means the person that manufactures or causes others to manufacture products that are marketed under brands or labels controlled by that person, or any Affiliate of that person.

(5)       “Wholesale Tax” means any tax, assessment, or charge imposed or collected at any time by any governmental entity or political subdivision thereof on a product or its sale or distribution, whether designated as a sales tax, excise tax, gross receipts tax, occupational or privilege tax, value-added tax, or similar imposition, but does not include any tax based on McLane’s personal property or net income.

(b)       Cigarettes. The price charged by McLane and to be paid by The Pantry for cigarettes shall be the [***] (as defined below); plus, any applicable [***] (as defined below); plus, all applicable [***] (including all [***] and any per-carton or per-pack [***] on cigarettes); plus any applicable [***] (as defined below). If applicable and to the extent allowed by law, McLane shall pay The Pantry the rebates (if any) set forth in Exhibit B. For purposes of this Agreement:

(1)       [***] means the applicable Manufacturer’s [***] to McLane at date of delivery of Products to the applicable Store, less all then-current and applicable [***] that are required by the Manufacturer to be passed to The Pantry.

(2)       [***] means the then-applicable per-carton [***] (if any) assessed by McLane which amounts, as of the Effective Date, are as set forth in Exhibit B to this agreement. However, in the event of any post-Effective Date increase or decrease in the [***] to McLane, or [***] to McLane (or both), from a cigarette Manufacturer related to the purchase of cigarettes from such Manufacturer by McLane, then McLane may [***], as applicable, the [***] on affected brands by an amount equal to the per-carton change in such Manufacturer’s terms.

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(3)       [***] means, with respect to any jurisdiction having a minimum-price law applicable to cigarette wholesale transactions, an amount calculated by multiplying (A) the applicable product’s [***] (or similar defined term) as defined by such applicable law by (B) the statutory [***] prescribed by such applicable law.

(c)       [***] shall provide [***] with [***] provided to [***] on [***] in [***] occurring during the term of this agreement.

(d)       McLane may impute cash discounts of up to two percent, or more if a higher discount is standard for that category of product, or any portion thereof that is not allowed by the Manufacturer to McLane, and to do so based upon Cost or Manufacturer’s List, as applicable.

3.2       Additional Fees. In addition to the item markups described in the first sentence of Section 3.1(a), the fees and charges described in Exhibit C will apply to the respective services, if applicable, utilized by The Pantry.

3.3       Tote and Canister Charges. McLane shall charge The Pantry $[***] for each net tote delivered to each Store (and credit The Pantry $[***] for each net tote picked up from each Store). McLane shall charge The Pantry $[***] for each net CO2 canister delivered to each Store (and credit The Pantry $[***] for each CO2 canister picked up from each Store). McLane shall charge or credit, as applicable, all balances on each invoice in accordance with McLane’s standard tote and canister exchange policies. The parties acknowledge and agree that, as of December 19, 2007, The [***] maintained [***], which amount [***] as of such date.

3.4       [***]. The parties acknowledge and agree that, as of December 19, 2007, [***] commenced [***] to the [***] hereunder. [***] has [***], and shall continue to [***], [***], once [***], as well as the [***] (as defined below), to [***] as a [***] through April 21, 2010. For purposes of this Section 3.4, [***] means the [***] and [***] to the applicable [***] set forth in [***] by the amount of [***] by [***] described in the [***] of this Section 3.4 Following April 21, 2010, [***] shall [***] to [***] an [***].

3.5       Payment Terms. For all Products purchased and services received by the Stores, The Pantry shall cause payment to be made by ACH Credit (or ACH Debit if approved by McLane) or wire transfer to McLane not later than 12:00 Noon, Central Time, [***] days from statement date. For purposes of this agreement, statement date is [***] for all Products delivered from the [***] through such [***]. Each payment shall be in the full amount of the statement to which they relate. Any amounts not paid when due will bear interest at the lesser of (a) 18 percent per annum, or (b) the maximum rate allowed by applicable law. McLane may offset any or all rebates or other amounts due The Pantry against any amounts due and owing McLane pursuant to this agreement, including any interest accrued thereon.

ARTICLE 4

FINANCIAL CONSIDERATIONS

4.1	Service Allowances.

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(a)	[***].

(1)       Within 10 days after the end of each McLane accounting quarter (“Quarter”) ending prior to [***], McLane shall pay The Pantry an amount of $[***] per Store for each of the 66 Stores acquired by The Pantry from Petro Express Inc. in 2007 (the “Petro Express Stores”), provided each such Store remains owned and operated by The Pantry as of such Quarterly payment date. The service allowance amounts described in Section 4.1(a)(2) shall not apply to such Stores.

(2)       As to all Stores other than (i) those described in Section 4.1(a)(i), and (ii) any Store for which a prepaid and unamortized balance existed as of the Restated Effective Date as set forth in Section 4.5, McLane shall pay The Pantry a [***] within 10 days after the beginning of [***] ending prior to [***] an amount of $[***] per Store, based on the number of Stores in operation and subject to this agreement as of the last day of the preceding [***].

(b)       On and After [***]. Within 10 days after the beginning of each [***] ending after on or after [***], McLane shall pay The Pantry an amount of $[***] per Store for each Store in operation and subject to this agreement as of the last day of the preceding [***].

(c)       Additional Quarterly Lump-Sum Amounts. In addition to the amounts set forth in Sections 4.1(a) or 4.1(b), as applicable, McLane shall pay The Pantry the Quarterly lump-sum service allowance amount set forth in the third column of the attached Exhibit D.

4.2       Renewal Incentive. In consideration for The Pantry’s renewal and extension of the term of this agreement as set forth in Section 6.1, McLane shall pay The Pantry the following amounts:

(a)       Within 10 days after the beginning of each Quarter, McLane shall pay The Pantry the applicable amount set forth in the fourth column on the attached Exhibit D; and

(b)       On or before [***] and each [***] thereof, McLane shall pay The Pantry a year-end allowance payment of $[***].

4.3       Marketing Allowance. McLane shall pay The Pantry a marketing allowance in the amount of $[***] per Store at the beginning of each McLane accounting quarter for each Store in operation as of such quarter commencement date.

4.4       Volume Incentive Rebate on Certain Purchases. The Pantry shall earn and McLane shall pay a volume incentive rebate of [***] of the Stores’ [***] (as defined below) during the term of this Agreement. For purposes of this Section, (i) [***] means the [***], by the Stores from McLane during the particular McLane accounting period of [***], and (ii) [***] means, for any particular item, [***] as set forth in Section 3.1(a) or 3.1(b), as applicable, [***]. McLane shall pay or credit all amounts payable under this Section within 10 days after the beginning of each McLane accounting period.

4.5	Unamortized Service Allowances.

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(a)       The parties acknowledge and agree that, as of the Restated Effective Date, The Pantry has an unamortized service allowance (based on prior prepayments) of $[***], as follows:

Original Payment Date	Original Prepayment Amount	Unamortized Balance at Restated Effective Date
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(b)       If The Pantry sells, closes or otherwise ceases to operate any Store as to which an amount paid and unamortized balance applies, [***] such unamortized amount [***] within 10 days after the end of the Quarter in which such sale, closure or cessation of operation occurs. [***] such amounts [***] any [***] until all such amounts [***]. Further, In the event of any termination of this agreement [***] under Section 6.2, [***] all of the then-remaining unamortized portions of all service allowances provided under this Article 4.

4.6       Favored Customer. McLane warrants that the net price of Products based on a market-basket approach, inclusive of all allowances, discounts, and rebates, paid by The Pantry for Products purchased and delivered under this agreement will be at least equal to the net prices paid by any other customer of McLane in the same geographic location and in the same class of trade and similar volumes.

ARTICLE 5

RENEGOTIATION

Either party may send a notice requesting renegotiation of this agreement (a “Renegotiation Notice”) in the event of a change in circumstances that affect product or delivery cost, or if

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McLane’s Products and services or prices to The Pantry are not competitive based on a total market-basket approach with respect to the Products and services to be provided by McLane to The Pantry pursuant to this agreement. In addition, any comparison of prices and services shall only be with a full-line distributor competitor of McLane. This agreement will continue unchanged until the parties agree on any change(s) to be made, unless terminated pursuant to the following terms and provisions of this Article 5. If the parties do not agree to any change(s) within 60 days after a Renegotiation Notice is sent, the party sending the Renegotiation Notice shall have the right to terminate this agreement by sending a notice of termination to the other party within 3 days after the expiration of such 60 day renegotiation period, and in such event the termination will become effective 60 days after the date of the other party’s receipt of the notice of termination. Neither party may send more than one Renegotiation Notice within any calendar year. Upon any termination of this agreement pursuant to this Article 5, The Pantry shall pay to McLane [***] of the unamortized portion of the service allowance(s) on the effective date of termination.

ARTICLE 6

TERM AND TERMINATION

6.1       Term. Unless earlier terminated in accordance with this Article 6, the term of this agreement will continue until December 31, 2014.

6.2       Termination by McLane Due to Payment Default. If The Pantry fails to make payments for any Products or services purchased by the Stores from McLane at the time payment is required to be made by this agreement (“Payment Default”), McLane may immediately suspend performance of its obligations under this agreement until the time the Payment Default is cured. If a Payment Default is not cured within 48 hours after The Pantry receives notice of the default from McLane, then McLane may terminate this agreement at any time while the Payment Default continues. However, nothing in this agreement will constitute a waiver of McLane’s remedies under applicable law.

6.3       Termination by The Pantry. The Pantry may terminate this agreement (a) immediately upon written notice if McLane defaults in the payment of any undisputed amounts owed to The Pantry under this agreement, which default has remained uncured for five days following McLane’s receipt of written notice of such default from The Pantry; (b) upon 60 days written notice if McLane breaches Section 2.4; or (c) [***]. If The Pantry terminates this agreement under this Section, then no fee or other amount will be due and payable by The Pantry to McLane in connection with such termination. [***]

6.4	Termination Remedies to Both Parties.

(a)       Either party may immediately terminate this agreement or suspend its performance under this agreement at that party’s sole discretion without notice upon: (1) the institution of insolvency, bankruptcy or similar proceedings by or against the other party; (2) any assignment or attempted assignment for the benefit of creditors by the other party; (3) any appointment, or application for that appointment, of a receiver for the other party; (4) the other party becoming insolvent or unable to pay its debts as they come due; (5) an involuntary lien being filed or levied against, or foreclosure or seizure of materially all or a significant portion of,

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the other party’s assets, including inventory, by a creditor, lienholder, lessor, governmental authority or other person, which has not been removed within 10 days; (6) the other party’s material falsification of any records or reports required hereunder.

(b)       Either party may terminate this agreement immediately upon written notice if the other party breaches, or fails to comply with, any material term of this agreement and that breach or failure has continued for 60 days after that party received written notice of that breach or failure from the other party. This Section 6.2(b) does not apply to a Payment Default.

6.5       Effect of Termination. Any termination made in accordance with this agreement will have no effect on, nor diminish, alter, or affect (a) any rights or obligations of the parties that accrued or arose on or before the date of such termination, (b) any indemnification or confidentiality obligations under this agreement occurring before such termination, or (c) any provisions which by their express terms contemplate performance upon or following such termination.

ARTICLE 7

MISCELLANEOUS

7.1       Termination of Prior Agreement. This agreement succeeds, replaces and supersedes the Distribution Service Agreement between the parties dated October 10, 1999, including all amendments thereto.

7.2       Reporting. Upon request, The Pantry shall furnish McLane with The Pantry’s then-most recent quarterly financial statements prepared in accordance with generally accepted accounting principles, and any other financial information as McLane deems necessary. Additionally, within 120 days after the end of The Pantry’s fiscal accounting year, The Pantry shall provide McLane with its annual audited financial statements. Those financial statements will be furnished to: Credit Department, McLane Company, Inc., P.O. Box 6115, Temple, Texas 76503-6115.

7.3       Entitlement to Financial Benefits. The Pantry shall not be entitled to any allowance, rebate, discount, incentive, price protection or other payment or financial benefit under this agreement (including any such financial benefits set forth in Article 4 or Exhibit B) (collectively, “Financial Benefits”) and McLane shall not be obligated to pay any such Financial Benefit to The Pantry unless, as of the date the Financial Benefit otherwise would accrue or be payable: (a) The Pantry is in compliance with all terms and conditions of this agreement (including the payment terms set forth in Article 3), (b) The Pantry is in compliance with all written terms and conditions required by applicable Manufacturers (including any requirements to supply data to Management Science Associates, Inc. or other designee of one or more cigarette Manufacturers), and (c) all Product purchases to which the Financial Benefit relates have been indefeasibly paid for in full by The Pantry to McLane.

7.4       Critical Vendor. The Pantry shall take all steps necessary or required (including, without limitation, including McLane in first-day notices and motions) to have McLane designated as a “critical vendor” entitled to payment in full for all prepetition deliveries of Products in any bankruptcy proceedings in which any The Pantry Entity is the debtor. McLane shall have no liability

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or obligation to deliver Products to The Pantry until The Pantry has complied in full with all terms and conditions of this Section and such designation has been confirmed.

7.5       Notices. Any notice, request, consent, waiver or other communication required or permitted hereunder will be effective only if it is in writing and delivered personally or sent by facsimile transmission, a nationally recognized overnight delivery service, or registered or certified mail, postage prepaid, to the other party at the address set forth on the signature block below (or to any other address as the parties will provide to the other in writing). All such notices, requests, consents, waivers or other communications will be deemed to have been given and received on the date of delivery if sent by personal delivery, facsimile transmission, or overnight delivery; or on the third business day after mailing it in accordance with this Section.

7.6       Confidentiality. Each party shall maintain in strict confidence all information communicated to that party by the other or any Affiliate, will use it only for purposes of this agreement, and will not disclose it, or any of the provisions of this agreement, without the prior written consent of the other party, except as may be necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of the recipient party. However, in accordance with the preceding sentence The Pantry hereby authorizes McLane to submit store- and item-level product purchase data to the product Manufacturers, including disclosure to Manufacturers of cigarette Products (including such Manufacturers’ agents or representatives) the volume of purchases of such Manufacturer’s cigarette Products by The Pantry from McLane hereunder, and all other information related thereto as McLane desires to disclose. Each party shall be responsible for ensuring its Affiliates’ compliance with the provisions of this Section. This Section will survive any expiration or termination of this agreement. Neither party shall issue or make, or cause or permit to be issued or made, any media release or announcement concerning this agreement or the transactions contemplated by this agreement without the prior approval of the other party, except as may be necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of that party.

7.7       Audits. During normal business hours and upon at least 14 days’ notice, The Pantry’s authorized representative may examine only those records applicable to The Pantry’s account in order to verify Cost and the cost-plus charges described in Section 3.1. If such examination discloses an overstatement of Cost or the cost-plus charges, McLane shall reimburse The Pantry for the overcharge. If such examination discloses an understatement of Cost or the cost-plus charges, The Pantry shall reimburse McLane for the undercharge. If the examination discloses a pattern of overcharge, then The Pantry may terminate this agreement upon written notice within 60 days of the conclusion of the audit. For purposes of this Section, a pattern of overcharge means conclusive proof that during any period of 12 consecutive months, the overcharges exceed the undercharges by more than 5% of the total amount of The Pantry’s purchases from McLane during that period.

7.8       Authority to Bind. Each person executing this agreement represents that he or she has full and legal authority to execute this agreement for and on behalf of the respective party for which he or she is executing this agreement and to bind that party.

7.9       Waiver. No waiver of any provision of this agreement will be effective unless in writing and signed by an authorized representative of the party or parties bound thereby. The

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[***]         Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

failure of either party to enforce any provision of this agreement or exercise any right granted hereby is not to be construed to be a waiver of that provision or right, nor to affect the validity of this agreement or any part of it, nor to limit in any way the right of either party subsequently to enforce any provision or exercise any right in accordance with its terms.

7.10    Assignment. This agreement will be binding upon, and inure to the benefit of, the parties and their respective successors and permitted assigns, but neither party may assign this agreement unless the other consents in writing. McLane may delegate performance of any of its obligations hereunder to one or more wholly-owned subsidiaries.

7.11     Manufacturers’ Warranties. McLane shall pass to The Pantry any warranties, indemnifications or other protections made available by the applicable Manufacturer or vendor to the full extent McLane is authorized to pass those benefits. In the event of any claims arising out of or related to any Product, The Pantry shall look solely to the Manufacturer or vendor of such Product for defense, indemnification or other applicable relief, and not to McLane. EXCEPT AS OTHERWISE PROVIDED UNDER THIS SECTION, ALL PRODUCTS SOLD OR OTHERWISE DISTRIBUTED UNDER THIS AGREEMENT ARE SOLD BY MCLANE "AS IS" AND WITHOUT ANY WARRANTIES BY MCLANE OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7.12     LIMITATION OF LIABILITY. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR (A) ANY ACTS OR OMISSIONS OF THE PANTRY, OR (B) ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES, (INCLUDING ANY DAMAGES MEASURED BY, OR PREMISED ON, LOST PROFITS, REVENUES, SAVINGS OR LOST BUSINESS OPPORTUNITY, LOSS OF USE OF ANY PRODUCT, EQUIPMENT OR OTHER PROPERTY OR ASSET, COST OF CAPITAL, COST OF ANY SUBSTITUTED EQUIPMENT, PRODUCT OR SERVICE, DOWNTIME, INJURY TO PROPERTY, REPUTATION OR RELATIONSHIPS WITH EXISTING OR PROSPECTIVE CLIENTS), EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF THOSE DAMAGES, AND WHETHER BASED UPON CONTRACT, NEGLIGENCE, STRICT TORT, STATUTE, OR ANY OTHER LEGAL THEORY.

7.13    Force Majeure. Neither party will be liable to the other for any failure or delay in performance of its obligations under this agreement (other than obligations to pay money when due) because of circumstances beyond its control, including acts of God, flood, fire, riot, accident, strikes, or work stoppages for any reason, embargo, inability to obtain phone lines, government action (including enactment of any statute, regulation, rule, ordinance or other law of the United States or any state or local government or any subdivision or agency thereof (“Law”) that restricts or prohibits the performance contemplated by this agreement) and other causes beyond its control, whether or not of the same class or kind as specifically named above. If either party is unable to perform any obligation (other than an obligation by The Pantry to pay amounts under Section 3.2 when due) for any of these reasons, and that party gives a written notice, within 5 business days after the occurrence of the event, describing (i) its inability to so perform, (ii) the steps it plans to take to rectify or mitigate that inability, and (iii) the anticipated length of that inability, then the obligations of that party will be suspended for the duration, and only to the extent of, that event. Without limiting the foregoing, if for any reason

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[***]         Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

McLane is unable to supply the total demand for a product, it may allocate its available supply among itself and its customers as McLane determines to be fair and practical, without liability for any failure of performance that may result.

7.14    Indemnification. McLane shall indemnify, defend (with counsel reasonably acceptable to The Pantry), and protect The Pantry and its subsidiaries, officers, directors, employees and agents, and hold them harmless from any and all claims, penalties, demands, suits, causes of action, loss, damages, expenses, and liabilities (including, without limitation, court costs and reasonable attorneys’ fees actually incurred at customary hourly rates) to the extent arising out of or related to the negligence, gross negligence or intentional misconduct of McLane or its employees, agents, representatives, and contractors in McLane’s performance under this agreement from and after the Restated Effective Date. The provisions of this section shall survive the expiration or sooner termination of this agreement with respect to any claims or liability occurring prior to such expiration or termination, and shall not be limited by reason of any insurance carried by McLane and The Pantry. If The Pantry determines that it is entitled to indemnification under this section, The Pantry shall notify McLane promptly and in writing of the claim brought against The Pantry, but in no event more than 30 days after The Pantry has received notice of such claim absent any unforeseen delay. The selection of counsel, the conduct of the defense of any lawsuit, arbitration, or other proceeding, and any settlement shall be within the McLane’s control, provided that The Pantry shall have the right to participate in the defense of such claim using counsel of its choice, at its expense. McLane shall not enter into any settlement that would impose any costs or expense upon The Pantry without The Pantry’s prior express written consent.

7.15	Insurance.

(a)       McLane shall procure and maintain continuously from and after the Restated Effective Date through the remainder of the term of this agreement (including any extension hereof), at its sole cost and expense, the following types of liability coverage: (i) commercial general liability insurance, insuring against liability for accidents or other events which could give rise to expenses or claims against The Pantry, with limits of coverage not less than $1,000,000 combined single limit for third-party property damage loss and bodily injury to any person (including injuries resulting in death) arising from any one occurrence, and $2,000,000 general aggregate; (ii) Umbrella Liability with limits of $4,000,000 per Occurrence/General Aggregate/Products-Completed Operations Aggregate including additional insured and waiver of subrogation wording following the General Liability policy. The General Liability and Umbrella limits may be structured differently as long as there is a total per Occurrence limit of $5,000,000; and (iii) auto liability insurance, insuring against liability for accidents or other events which could give rise to expenses or claims against Company, with limits of coverage not less than $1,000,000 combined single limit for property damage loss and bodily injury to any person (including injuries resulting in death) arising from any one occurrence (the “Auto Policy”).

(b)       McLane shall also procure and maintain continuously during the Term of this Agreement or any extension hereof, at its sole cost and expense, the minimum amount, as required by the applicable governmental statutes and regulations, of Worker’s Compensation and employer’s liability with $1,000,000 coverage insurance covering all employees and all

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[***]         Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

contracted employees of Vendor for any claims arising under any applicable Worker’s Compensation and Occupational Disease Acts (the “Worker’s Compensation Policy”).

(c)       The policies of insurance McLane is required to obtain and maintain hereunder may contain deductibles, shall name The Pantry as an additional insured and, at The Pantry’s request, a certificate of the evidence of such insurance shall be delivered to The Pantry. Such policy shall be obtained from insurance companies with an A.M. Best Rating of "A-" or better and shall be in such form as shall be reasonably satisfactory to The Pantry with provisions for at least ten (10) days notice to The Pantry of cancellation. Before the expiration of any such policy, McLane shall supply The Pantry with a substitute therefor or with evidence of payment of premiums therefor.

7.16    Governing Law. The laws of the state of North Carolina, other than its choice-of-law rules, govern this agreement and all transactions under it.

7.17     Rules of Construction. In the interpretation of this agreement, unless the context otherwise expressly requires: (a) The term “including” means “including, without limitation”; (b) The term “person” means any individual, corporation, business enterprise or other legal entity, public or private, and any legal successor, representative, agent or agency of that individual, corporation, business enterprise, or legal entity; (c) Any reference to any Law includes all statutory and administrative provisions consolidating, amending or replacing such Law, and includes all rules and regulations promulgated thereunder; and (d) Any reference to a Section or Exhibit is to the Section or Exhibit of this agreement.

7.18     Illegality; Severability. If a court of competent jurisdiction declares any provision of this agreement to violate any applicable Law, then the parties shall negotiate in good faith to modify that provision to the extent necessary to make it legal and enforceable and to achieve a similar economic effect. If the parties cannot agree on such a modification, the provision will be deemed stricken with respect to the jurisdiction in question, and the remainder of this agreement will remain in full force and effect.

7.19     Counterparts. This agreement may be signed in two or more counterparts, each of which is to be deemed an original but all of which together are to be considered one and the same agreement. All parties need not sign the same counterpart. This agreement will become effective when counterparts have been signed by each party and delivered to the other party, including by facsimile.

7.20     Entire Agreement; Modifications. This agreement constitutes the entire agreement of the parties with regard to its subject matter and supersedes all previous written or oral agreements and understandings between the parties with regard to that subject matter. No modification of or amendment to this agreement will be effective unless made in writing and signed by both parties.

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[***]         Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

The parties are signing this agreement on the dates reflected below, although the agreement will be effective as of the date stated in the introductory clause.

THE PANTRY, INC.

BY: /s/ Peter J. Sodini

PRINTED NAME: Peter J. Sodini

TITLE: Chairman and CEO

DATE: 08/4/08

Send Notices to:

The Pantry, Inc.

1801 Douglas Drive

Sanford, North Carolina 27330

Fax: 919-774-3329

McLANE COMPANY, INC.

BY: /s/ Mike Youngblood

PRINTED NAME: Mike Youngblood

TITLE: President

DATE: 08/4/08

Send Notices to:

President

McLane Grocery Distribution

P.O. Box 6115

Temple, Texas 76503-6115

Fax: 254-771-7509

With a copy to:

General Counsel

McLane Company, Inc.

4747 McLane Parkway

Temple, Texas 76504

Fax: 254-771-7515

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[***]         Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT A
UIN DEPARTMENT MARKUP SCHEDULE

Grocery	Default	[***]	21652	Ice Cream Take Home	[***]
20601	Grocery	[***]	21653	Frozen Novelties Retail	[***]
20602	Soft/Sports Drinks	[***]	21757	Refrigerated	[***]
20603	Fountain Syrups Figal/BIB	[***]	21758	Refrigerated Juice/Shakes	[***]
20604	Juices	[***]	21759	Cheese Packaged	[***]
20605	Drink Powder/Liq Fountain	[***]	21760	Bakery Cooler	[***]
20606	Cookies/Crackers	[***]	21761	Eggs	[***]
20608	Nuts/Snacks	[***]	21762	Produce	[***]
20610	Automotive/Motor Oil	[***]	21865	Frozen Beef	[***]
20611	Nacho Chips	[***]	21866	Processed Meats	[***]
20612	Coffee Vend	[***]	21867	Wafer Meats	[***]
20614	Bulk Popcorn/Supplies	[***]	21869	Fresh Poultry	[***]
20618	Grocery (Normal GMP)	[***]	21871	Deli Meat/Bulk/Ppk/Cooler	[***]
20620	Disposable Lighters	[***]	21872	Deli Cheese Bulk/P. Pack	[***]
20721	Cups & Lids	[***]	21873	Deli Salads Bulk/P. Pack	[***]
20722	Store Supplies/Racks	[***]	21874	Frozen Potatoes	[***]
20723	Bags/Paper/Plastic	[***]	21875	Frozen Poultry	[***]
20925	Candy/Full Case, Vend	[***]	21876	Frozen Pork	[***]
20926	Candy/Bag	[***]	21877	Fresh Salads	[***]
21030	Candy/Count Good	[***]	21879	Fresh Bulk Fruits	[***]
21235	Tobacco Smokeless	[***]	21880	Produce Prepackaged	[***]
21338	Tobacco Chewing/Smoking	[***]	21881	Frozen Seafood	[***]
21339	Cigarette Papers/Smoking Accss	[***]
21442	Tobacco Cigars	[***]		Catchweight	[***]
21545	Frozen Food Retail	[***]		Single-Sell	[***]
21546	Frozen Food Bulk/P. Pack	[***]
21547	Deli Meat/Bulk/PPK Frozen	[***]	G. M. P.	Default	[***]
21548	Bakery Frozen	[***]	32002	Health Care	[***]
21649	Frozen F. Fd Misc/Desserts	[***]	32003	Beauty Care	[***]
21650	Frozen Sandwiches	[***]	32104	Hair Accessories	[***]
21651	Frozen F. Fd Pizza/Burrito	[***]	32105	Toys/Games/Novelties	[***]

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[***]         Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

A-1

EXHIBIT A
UIN DEPARTMENT MARKUP SCHEDULE

32106	School/Office Products	[***]	32138	Disposable Lighters	[***]
32108	School Paper/All Types	[***]	32140	Logo Lighters	[***]
32110	Caps/Hats	[***]	32142	Ice Chests	[***]
32112	Gloves	[***]	32144	Store Supplies	[***]
32114	Soft Goods	[***]	32146	Candy Gmp	[***]
32115	Baby	[***]	32148	Meat Snacks	[***]
32116	Hosiery	[***]	32149	Nuts/Snacks	[***]
32117	Shoe Care	[***]	32150	Tobacco Smokeless	[***]
32118	Sunglasses	[***]	32151	Tobacco Chewing/Smoking	[***]
32120	Misc General Merchandise	[***]	32152	Cigarette Papers/Smoking Accss	[***]
32122	Pet Supplies	[***]	32153	Tobacco Cigars	[***]
32123	Auto Accessories	[***]	32154	Gmp/Gro Product Misc	[***]
32124	Household	[***]
32125	Sewing	[***]
32126	Hardware	[***]	Exceptions
32127	Electrical	[***]		Chips	[***]
32128	Light Bulbs	[***]		Gatorade	[***]
32130	Film/Tapes/Cd’s/Computer	[***]
32134	Batteries	[***]

[***]         Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

A-2

EXHIBIT B

CIGARETTE PRICES

MARKUPS

For purposes of Section 3.1(b), the applicable per-carton [***] as of the Restated Effective Date are:

Manufacturer	Brand	[***]
[***]	All brands	[***]
[***]	[***]	[***]
	[***]	[***]
[***]	All brands	[***]
[***]	All brands	[***]
[***]	[***] and any other similarly priced brands (including certain [***])	[***]
	Other [***] brands	[***]
	[***]	[***]
	All other [***] brands	[***]
[***]	All brands	[***]
[***]	All brands	[***]
[***]	All brands	[***]

REBATES

1.         Standard Rebate Schedule. McLane shall pay the following per-carton rebates within [***] business days after the end of each Period.

STATE	BRANDED	GENERIC	VALUE	[***]
				[***]	All Other
Alabama	[***]	[***]	[***]	[***]	[***]
Florida	[***]	[***]	[***]	[***]	[***]
Georgia	[***]	[***]	[***]	[***]	[***]
Indiana	[***]
Kentucky	[***]	[***]	[***]	[***]	[***]
North Carolina	[***]	[***]	[***]	[***]	[***]
South Carolina	[***]	[***]	[***]	[***]	[***]
Tennessee	[***]	[***]	[***]	[***]	[***]

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[***]         Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

B-1

Virginia	[***]	[***]	[***]	[***]	[***]

n.1	[***] will be [***] on cigarette purchases in those states [***] in effect.

2.         Volume-Driven Adjustments to Rebates in Certain Jurisdictions. Within 10 business days after the end of each Quarter, McLane will calculate the average number of net cigarette cartons purchased per Store, per week in states that [***] (the “Quarterly Average CPSW”).

Quarterly Average CPSW	Rebate Adjustment
[***]	Reduction of [***] per carton, plus an additional reduction of [***] for each [***]carton increment below [***]
[***]	Reduction of [***] per carton
[***]	Reduction of [***] per carton
[***]	[***]
[***]	Increase of [***] per carton
[***]	Increase of [***] per carton
[***]	Increase of [***] per carton
[***]	Increase of [***] per carton
[***]	Increase of [***] per carton, plus an additional [***] for each [***]carton increment above [***]

3.         Rebates Applicable to Certain Stores. McLane shall pay to The Pantry a rebate of [***] per carton on all net purchases of cigarettes by the Petro Express Stores for retail sale in states that [***] in effect. No other per-carton rebates in this Exhibit B or otherwise will apply as to those Stores; however, the carton sales by the Petro Express Stores [***] of this Exhibit for purposes of determining the [***] to be [***].

4.	[***]

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[***]         Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

B-2

1. [***] 2. [***] 3. [***] 4. [***] 5. [***] 6. [***]	7. [***] 8. [***] 9. [***] 10. [***] 11. [***]

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[***]         Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

B-3

EXHIBIT C

ADDITIONAL BILLING COMPONENTS

Service Charge	$[***] per Store/per week
Selection Fee	$[***] per Shipping Unit
Restocking Fee on Order Errors	[***]
In-date cigarette returns	Subject to Manufacturer’s return policies, [***] per carton

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[***]         Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

C-1

Exhibit C-1

[***]

In order to account for changes in [***] during the term of this agreement, each delivery by McLane will be subject to a [***], if applicable, calculated in accordance with this Exhibit.

1.	Definitions.

(a)        [***] means, with respect to [***], the amount calculated by averaging the [***] set forth in the [***] on each of the [***] immediately following the end of [***] during that accounting period.

(b)        [***] means the [***] published by [***] on the [***] or otherwise, or another comparable report if the [***] is no longer published.

2.         [***]. If the [***] is [***], then The Pantry shall [***], determined in accordance with the following table, to McLane on each delivery made to The Pantry by McLane during the [***] of time commencing on the [***] following the end of the applicable McLane accounting period and ending [***] thereafter.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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[***]         Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

C-2

Exhibit D

Lump-Sum Quarterly Payment Schedule

Year	McLane Accounting Quarter	Service Allowance Lump-Sum	Volume Incentive Rebate (Non-Cigarette) Lump-Sum
2008	3rd	[***]	[***]
	4th	[***]	[***]
2009	1st	[***]	[***]
	2nd	[***]	[***]
	3rd	[***]	[***]
	4th	[***]	[***]
2010	1st	[***]	[***]
	2nd	[***]	[***]
	3rd	[***]
	4th	[***]
2011	1st	[***]
	2nd	[***]
	3rd	[***]
	4th	[***]
2012	1st	[***]
	2nd	[***]
	3rd	[***]
	4th	[***]
2013	1st	[***]
	2nd	[***]
	3rd	[***]
	4th	[***]

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[***]         Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

D-1

2014	1st	[***]
	2nd	[***]
	3rd	[***]
	4th	[***]

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[***]         Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

D-2